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EXHIBIT 10.1


                   COIN PURCHASE AND DEBT REPAYMENT AGREEMENT

         THIS COIN PURCHASE AND DEBT REPAYMENT AGREEMENT ("AGREEMENT") is effective as of August 3, 2006, by and among SUPERIOR GALLERIES, INC. ("BORROWER"), STEPHEN GEHRINGER ("LENDER") and KEYSTONE RARE COINS, LLC ("CUSTOMER"). Borrower, Lender and Customer are collectively referred to as the "Parties."

                                 R E C I T A L S
                                 ---------------

         A. Lender made three loans to Borrower in the aggregate amount of $650,000, as evidenced by (i) a promissory note in the amount of $150,000 dated October 1, 2004, (ii) a promissory note in the amount of $200,000 dated October 14, 2004 and (iii) a promissory note in the amount of $300,000 dated October 25, 2004 (the "Notes").

         B. Customer purchased coins from Borrower for $990,501.25 (the "Purchase Price") on June 29, 2006, and agreed to pay the Purchase in three equal installments on 30/60/90 terms.

         C. When Customer paid the first installment on July 25, 2006, Customer remitted only $113,500.42, under the understanding that the Purchase Price would be offset by $650,000 in exchange for forgiveness of the Notes by Lender, who is the owner of Customer.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing recitals and the agreements to the parties contained herein, the parties do hereby agree as follows:

1. PAYMENT OF NOTES. The Purchase Price is hereby offset by the Notes. Accordingly, the Notes are hereby extinguished, and the outstanding balance on the Purchase Price is hereby reduced by $650,000. Thus, the remaining balance on the Purchase Price is $340,501.25, which shall be paid in three equal installments of $113,500.42 (each, an "INSTALLMENT").

2.       DISCOUNT FOR EARLY PAYMENT.

         (a) In exchange for immediate receipt of payment of the remaining two Installments from Customer, Borrower hereby agrees (i) to discount the second Installment by 1%, such that the second Installment will be $112,365.41, and
(ii) to discount the third installment by 2%, such that the third Installment will be $111,231.22.

         (b) In exchange for the discounts specified in Section 2(a), Customer hereby agrees to immediately remit payment of $223,596.63 to Borrower.

3.       MISCELLANEOUS.

         (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.


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         (b) COUNTERPARTS. This Agreement may be executed in two counterparts, which taken together shall be deemed a single instrument. Executed copies of this Agreement may be delivered by facsimile transmission, and delivery by such means shall have the same effect as delivery of the executed original agreement.

         (c) ENTIRE AGREEMENT. This Agreement includes the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior discussions or agreements concerning such subject matter.

         (d) AUTHORIZATION. Each of the parties hereby represents that such party has been fully authorized by all necessary corporate or trust action, as appropriate, in connection with the execution, delivery and performance of this Agreement, and that this Agreement therefore constitutes such party's valid, binding and enforceable agreement.



                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHERE, the undersigned have executed this Agreement as of the dates indicated opposite their names below.


                                 BORROWER:

                                 SUPERIOR GALLERIES, INC


                                 By:   /s/ Silvano DiGenova
                                       -----------------------------------------
                                       Silvano DiGenova, Chief Executive Officer


                                 LENDER:

                                 STEVE GEHRINGER


                                 /s/ Steve Gehringer
                                 -----------------------------------------------


                                 CUSTOMER:

                                 KEYSTONE RARE COINS, LLC


                                 By:   /s/ Steve Gehringer
                                       -----------------------------------------
                                 Name: Steve Gehringer
                                       -----------------------------------------
                                 Its:  Manager
                                       -----------------------------------------


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